                                                                 EXHIBIT g(2)(i)

[ING FUNDS LOGO]

October 29, 2003

Ms. Mary Jean Milner
Vice President, Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING PIMCO High Yield Portfolio and ING Stock Index Portfolio, two newly established funds of ING Investors Trust (the "New Funds") to be included on the Amended Exhibit A to the Agreements as of November 5, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the New Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                                Sincerely,

                                                /s/ Michael J. Roland

                                                Michael J. Roland
                                                Executive Vice President & Chief
                                                Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ Edward G. McGann
       -----------------------
Name:  EDWARD G. McGANN
Title: VICE PRESIDENT, Duly Authorized

7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000        ING Investments, LLC
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

                                AMENDED EXHIBIT A

FUND*                                                     EFFECTIVE DATE
-----                                                     --------------
ING EQUITY TRUST
   ING Convertible Fund                                    June 9, 2003
   ING Disciplined LargeCap Fund                           June 9, 2003
   ING Equity and Bond Fund                                June 9, 2003
   ING Financial Services Fund                             June 9, 2003
   ING Growth Opportunities Fund                           June 9, 2003
   ING LargeCap Growth Fund                                June 9, 2003
   ING Large Company Value Fund                            June 9, 2003
   ING MidCap Opportunities Fund                           June 9, 2003
   ING MidCap Value Fund                                   June 9, 2003
   ING Principal Protection Fund                           June 2, 2003
   ING Principal Protection Fund II                        June 2, 2003
   ING Principal Protection Fund III                       June 2, 2003
   ING Principal Protection Fund IV                        June 2, 2003
   ING Principal Protection Fund V                         June 2, 2003
   ING Principal Protection Fund VI                        June 2, 2003
   ING Principal Protection Fund VII                        May 1, 2003
   ING Principal Protection Fund VIII                     October 1, 2003
   ING Principal Protection Fund IX                             TBD
   ING Real Estate Fund                                    June 9, 2003
   ING SmallCap Opportunities Fund                         June 9, 2003
   ING SmallCap Value Fund                                 June 9, 2003
   ING Tax Efficient Equity Fund                           June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                           April 7, 2003
   ING GNMA Income Fund                                    April 7, 2003
   ING High Yield Bond Fund                                April 7, 2003
   ING High Yield Opportunity Fund                         April 7, 2003
   ING Intermediate Bond Fund                              April 7, 2003
   ING Lexington Money Market Trust                        April 7, 2003
   ING Money Market Fund                                   April 7, 2003
   ING National Tax-Exempt Bond Fund                       April 7, 2003
   ING Strategic Bond Fund                                 April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                 July 14, 2003
   ING GET Fund - Series E                                 July 14, 2003
   ING GET Fund - Series G                                 July 14, 2003
   ING GET Fund - Series H                                 July 14, 2003
   ING GET Fund - Series I                                 July 14, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
   ING GET Fund - Series J                                 July 14, 2003
   ING GET Fund - Series K                                 July 14, 2003
   ING GET Fund - Series L                                 July 14, 2003
   ING GET Fund - Series M                                 July 14, 2003
   ING GET Fund - Series N                                 July 14, 2003
   ING GET Fund - Series P                                 July 14, 2003
   ING GET Fund - Series Q                                 July 14, 2003
   ING GET Fund - Series R                                 July 14, 2003
   ING GET Fund - Series S                                 July 14, 2003
   ING GET Fund - Series T                                 July 14, 2003
   ING GET Fund - Series U                                 July 14, 2003
   ING GET Fund - Series V                                 March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                       June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                   January 6, 2003
   ING AIM Mid Cap Growth Portfolio                       January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                  January 6, 2003
   ING American Funds Growth Portfolio                   September 2, 2003
   ING American Funds Growth-Income Portfolio            September 2, 2003
   ING American Funds International Portfolio            September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio         January 13, 2003
   ING Capital Guardian Managed Global Portfolio          January 13, 2003
   ING Capital Guardian Small Cap Portfolio               January 13, 2003
   ING Developing World Portfolio                         January 13, 2003
   ING Eagle Asset Value Equity Portfolio                 January 6, 2003
   ING FMR(SM) Diversified Mid Cap Portfolio              January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM)              January 6, 2003
   Portfolio
   ING Hard Assets Portfolio                              January 13, 2003
   ING International Portfolio                            January 13, 2003
   ING Janus Growth and Income Portfolio                  January 13, 2003
   ING Janus Special Equity Portfolio                     January 13, 2003
   ING Jennison Equity Opportunities Portfolio            January 6, 2003
   ING JPMorgan Fleming Small Cap Equity                  January 13, 2003
   Portfolio
   ING Julius Baer Foreign Portfolio                      January 13, 2003
   ING Limited Maturity Bond Portfolio                    January 6, 2003
   ING Liquid Assets Portfolio                            January 6, 2003
   ING Marsico Growth Portfolio                           January 13, 2003
   ING Mercury Focus Value Portfolio                      January 6, 2003
   ING Mercury Fundamental Growth Portfolio               January 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
   ING MFS Mid Cap Growth Portfolio                       January 13, 2003
   ING MFS Research Portfolio                             January 13, 2003
   ING MFS Total Return Portfolio                         January 13, 2003
   ING PIMCO Core Bond Portfolio                          January 13, 2003
   ING PIMCO High Yield Portfolio                         November 5, 2003
   ING Salomon Brothers All Cap Portfolio                 January 6, 2003
   ING Salomon Brothers Investors Portfolio               January 6, 2003
   ING Stock Index Portfolio                              November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio       January 13, 2003
   ING T. Rowe Price Equity Income Portfolio              January 13, 2003
   ING UBS U.S. Balanced Portfolio                        January 6, 2003
   ING Van Kampen Equity Growth Portfolio                 January 13, 2003
   ING Van Kampen Global Franchise Portfolio              January 13, 2003
   ING Van Kampen Growth and Income Portfolio             January 13, 2003
   ING Van Kampen Real Estate Portfolio                   January 13, 2003

ING MAYFLOWER TRUST
   ING Growth + Value Fund                                 June 9, 2003
   ING International Value Fund                           November 3, 2003

ING MUTUAL FUNDS
   ING Emerging Countries Fund                            November 3, 2003
   ING Foreign Fund                                        July 1, 2003
   ING Global Equity Dividend Fund                        September 2, 2003
   ING Global Real Estate Fund                            November 3, 2003
   ING International Fund                                 November 3, 2003
   ING International SmallCap Growth Fund                 November 3, 2003
   ING Precious Metals Fund                               November 3, 2003
   ING Russia Fund                                        November 3, 2003
   ING Worldwide Growth Fund                              November 3, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                 June 2, 2003
   ING Aeltus Money Market Fund                            June 2, 2003
   ING Balanced Fund                                       June 2, 2003
   ING Bond Fund                                           June 2, 2003
   ING Classic Principal Protection Fund I                 June 2, 2003
   ING Classic Principal Protection Fund II                June 2, 2003
   ING Classic Principal Protection Fund III               June 2, 2003
   ING Classic Principal Protection Fund IV                June 2, 2003
   ING Government Fund                                     June 2, 2003
   ING Growth Fund                                         June 9, 2003
   ING Growth and Income Fund                              June 9, 2003
   ING Index Plus LargeCap Fund                            June 9, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING SERIES FUND, INC. (CONTINUED)
   ING Index Plus MidCap Fund                              June 9, 2003
   ING Index Plus Protection Fund                          June 2, 2003
   ING Index Plus SmallCap Fund                            June 9, 2003
   ING International Growth Fund                         November 3, 2003
   ING Small Company Fund                                  June 9, 2003
   ING Strategic Allocation Balanced Fund                  June 2, 2003
   ING Strategic Allocation Growth Fund                    June 2, 2003
   ING Strategic Allocation Income Fund                    June 2, 2003
   ING Technology Fund                                     June 2, 2003
   ING Value Opportunity Fund                              June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Balanced Portfolio          July 7, 2003
   ING VP Strategic Allocation Growth Portfolio            July 7, 2003
   ING VP Strategic Allocation Income Portfolio            July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                      July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                  June 13, 2003
   ING GET U.S. Core Portfolio - Series 2               September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                      TBD
   ING GET U.S. Core Portfolio - Series 4                      TBD
   ING GET U.S. Core Portfolio - Series 5                      TBD
   ING GET U.S. Core Portfolio - Series 6                      TBD
   ING GET U.S. Opportunity Portfolio - Series 1               TBD
   ING GET U.S. Opportunity Portfolio - Series 2               TBD
   ING VP Worldwide Growth Portfolio                      November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                 July 7, 2003
   ING VP Index Plus LargeCap Portfolio                    July 7, 2003
   ING VP Index Plus MidCap Portfolio                      July 7, 2003
   ING VP Index Plus SmallCap Portfolio                    July 7, 2003
   ING VP International Equity Portfolio                 November 3, 2003
   ING VP Small Company Portfolio                          July 7, 2003
   ING VP Technology Portfolio                             July 7, 2003
   ING VP Value Opportunity Portfolio                      July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                           October 6, 2003
   ING VP Disciplined LargeCap Portfolio                  October 6, 2003
   ING VP Growth + Value Portfolio                        October 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING VARIABLE PRODUCTS TRUST (CONTINUED)
   ING VP Growth Opportunities Portfolio                  October 6, 2003
   ING VP High Yield Bond Portfolio                       October 6, 2003
   ING VP International Value Portfolio                  November 3, 2003
   ING VP Large Company Value Portfolio                   October 6, 2003
   ING VP LargeCap Growth Portfolio                       October 6, 2003
   ING VP MagnaCap Portfolio                              October 6, 2003
   ING VP MidCap Opportunities Portfolio                  October 6, 2003
   ING VP SmallCap Opportunities Portfolio                October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                            July 7, 2003

ING VP BOND PORTFOLIO                                      July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                       November 3, 2003

ING VP MONEY MARKET PORTFOLIO                              July 7, 2003

ING VP NATURAL RESOURCES TRUST                            October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                         October 6, 2003
   The Bond Portfolio                                     October 6, 2003
   The Money Market Portfolio                             October 6, 2003
   The Stock Portfolio                                    October 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.